                                                                    EXHIBIT 99.2
                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT ("AGREEMENT") is entered into as of March 20, 2001 between Open Market, Inc., a Delaware corporation with offices at One Wayside Road, Burlington, Massachusetts 01803 (the "COMPANY") and each of the entities listed under "PURCHASERS" on the signature page hereto (each a "PURCHASER" and collectively the "PURCHASERS"), each with offices at the address listed under such Purchaser's name on Schedule I hereto.

                              W I T N E S S E T H:

         WHEREAS, pursuant to that certain Purchase Agreement by and between the Company and the Purchasers, dated as of March 20, 2001 (the "PURCHASE AGREEMENT"), the Company has agreed to sell and issue to the Purchasers, and the Purchasers have agreed to purchase from the Company (i) an aggregate of 5,000 shares of the Company's Series E Convertible Preferred Stock, liquidation preference $1,000 per share (the "PREFERRED SHARES"), which Preferred Shares shall be convertible into shares (the "COMMON SHARES") of the Company's common stock, par value $.001 per share (the "COMMON STOCK");(ii) purchase warrants (the "PURCHASE WARRANTS") to purchase up to 917,297 of shares of Common Stock (the "PURCHASE WARRANT SHARES") and (iii) adjustment warrants (the "ADJUSTMENT WARRANTS" and together with the Purchase Warrants, the "WARRANTS") to purchase shares of Common Stock as set forth therein (the "ADJUSTMENT WARRANT SHARES", and together with the Purchase Warrant Shares, the "WARRANT SHARES"); and

         WHEREAS, pursuant to the terms of, and in partial consideration for, the Purchasers' agreement to enter into the Purchase Agreement, the Company has agreed to provide the Purchasers with certain registration rights with respect to the Common Shares and Warrant Shares.

         NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in the Purchase Agreement and this Agreement, the Company and the Purchasers agree as follows:

         1. CERTAIN DEFINITIONS. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Purchase Agreement, the Certificate of Designations for the Preferred Shares (the "CERTIFICATE") and the Warrants. As used in this Agreement, the following terms shall have the following respective meanings:

         "APPROVED MARKET" shall have the meaning set forth in the Purchase Agreement

         "CLOSING" and "CLOSING DATE" shall have the meanings ascribed to such terms in the Purchase Agreement.


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         "COMMISSION" or "SEC" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         "COMMON SHARES" shall have the meaning ascribed to such term in the first Whereas clause above.

         "CONVERSION PRICE" shall have the meaning set forth in the Certificate.

         "CONVERSION PRICE ADJUSTMENT" shall mean an adjustment to the Conversion Price.

         "CONVERSION VALUE" shall mean the value that a Holder would be entitled to receive upon (i) conversion of the Preferred Shares at the Conversion Price then in existence, without reference to paragraph (i) and (ii) of Section 5(j) of the Certificate of Designations of the Preferred Shares but subject to the limitation set forth in Section 3.12 of the Purchase Agreement, followed by (ii) the subsequent sale of the Common Shares received thereby at the greater of (A) the Fair Market Price for Shares of Common Stock in existence at the time of the event triggering the right to redemption or (B) the greatest Fair Market Price occurring after the date of the event triggering the right to redemption but on or prior to the earlier of (x) the date of the closing of the redemption of the Preferred Shares or (y) the 30th day following such triggering event.

         "DELAY PAYMENT" shall mean a payment equal to 2% of the Liquidation Preference per share multiplied by the number of Preferred Shares held by the relevant Holder, except that with respect to a Delay Payment under Section 2(b)(i) below, such payment shall equal 1% of the Liquidation Preference for the first 30-day period (or portion thereof) such payment is applicable, and 2% for each subsequent 30-day period (or portion thereof) such payment is applicable.

         "EFFECTIVENESS DEADLINE" shall have the meaning set forth in Section 2(a).

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

         "EXERCISE PRICE" shall have the meaning set forth in the Warrants.

         "FAIR MARKET PRICE" shall have the meaning ascribed to such term in the Purchase Warrants.

         "HOLDER" and "HOLDERS" shall mean the Purchaser or the Purchasers, respectively, and any transferee of the Preferred Shares, Warrants, Common Shares, or Registrable Securities which have not been sold to the public to whom the registration rights conferred by this Agreement have been transferred in compliance with this Agreement.

         "PREFERRED SHARES" shall have the meaning ascribed to such term in the First Whereas clause.

         "INTERFERING EVENTS" shall have the meaning set forth in Section 2(b).


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         "LIQUIDATION PREFERENCE" shall have the meaning ascribed to such term in Section 3 of the Certificate.

         "PREMIUM REDEMPTION PRICE" shall mean the following:

                  (a) as to the Preferred Shares, the greater of (i) 120% of the Liquidation Preference and (ii) the Conversion Value;

                  (b) as to the Warrants, 120% of the positive difference (if any) between (i) the aggregate Exercise Price for the Warrant Shares covered by the Warrants (without reference to the limitation contained in paragraphs (a) and (b) of Section 17 of the Purchase Warrants or paragraphs (a) and (b) of
Section 13 of the Adjustment Warrants but subject to the limitation set forth in
Section 3.12 of the Purchase Agreement) and (ii) the number of underlying Warrant Shares multiplied by the greater of (x) the Fair Market Price for shares of Common Stock in existence at the time of the event triggering the right to redemption or (y) the greatest Fair Market Price occurring after such triggering event but on or prior to the earlier of (i) the date of the closing or the redemption of the Warrant or (ii) the 30th day following such triggering event.

                  (c) as to the Common Shares or Warrant Shares, 120% of the dollar amount which is the product of (i) the number of shares to be redeemed, and (ii) the greater of (x) the Fair Market Price for shares of Common Stock in existence at the time of the event triggering the right to redemption or (y) the greatest Fair Market Price occurring after such triggering event but on or prior to the earlier of (i) the date of the closing or the redemption of such Common Shares or Warrant Shares, as the case may be or (ii) the 30th day following such triggering event.

         "REGISTRABLE SECURITIES" shall mean: (a) the Common Shares (issued or issuable), the Warrant Shares (issued or issuable) and any shares of Common Stock issued or issuable upon any stock split, stock dividend, recapitalization or similar event with respect to the Common Shares or Warrant Shares; (b) any securities issued or issuable to each Holder upon the conversion, exercise or exchange of any Preferred Shares, Warrants, Common Shares or Warrant Shares; and
(c) any other security of the Company issued as a dividend or other distribution with respect to, conversion or exchange of, or in replacement of, Registrable Securities.

         The terms "REGISTER", "REGISTERED" and "REGISTRATION" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

         "REGISTRATION EXPENSES" shall mean all expenses to be incurred by the Company in connection with each Holder's registration rights under this Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, "BLUE SKY" fees and expenses, reasonable fees and disbursements of counsel to Holders (using a single counsel selected by a majority in interest of the Holders) for a "due diligence" examination of the Company and review of the Registration Statement and related documents, which shall in no event exceed $5,000 and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

         "REGISTRATION STATEMENT" shall have the meaning set forth in Section 2(a) herein.

         "REGULATION D" shall mean Regulation D as promulgated pursuant to the Securities Act, and as subsequently amended.

         "SECURITIES ACT" or "ACT" shall mean the Securities Act of 1933, as amended.

         "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities, all fees and disbursements of counsel for Holders not included within "REGISTRATION EXPENSES" and if the Holders engage a third party as an underwriter for the purpose of distributing Registrable Securities on an underwritten basis, the fees and expenses of such underwriting and any additional expenses of an accountant incurred in order to obtain a "COMFORT LETTER."

         "WARRANTS" shall have the meaning ascribed to such term in the first Whereas clause.

         "WARRANT SHARES" shall have the meaning ascribed to such term in the first Whereas clause.

         2. REGISTRATION REQUIREMENTS. The Company shall use its best efforts to effect the registration of the Registrable Securities (including without limitation the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable "BLUE SKY" or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as would permit or facilitate the sale or distribution of all the Registrable Securities in the manner (including manner of sale) reasonably requested by the Holder and in all U.S. jurisdictions. Such best efforts by the Company shall include the following:

                  (a) The Company shall, as expeditiously as reasonably possible after the Closing Date:

                           (i) But in any event by no later than 45 days after
                  the Closing Date, prepare and file a registration statement with the Commission on Form S-3 under the Securities Act (or in the event that the Company is ineligible to use such form, such other form as the Company is eligible to use under the Securities Act) registering the resale of the Registrable Securities (such registration statement, including any amendments or supplements thereto and prospectuses contained therein, is referred to herein as the "REGISTRATION STATEMENT"), which Registration Statement, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), shall state that such Registration Statement also covers such number of additional shares of Common Stock as may become issuable to prevent dilution resulting from stock splits, stock dividends or similar events. The number of shares of Common Stock initially included in such Registration Statement shall be no less than the sum of (A) 200% of the sum of the number of shares of Common Stock that as of the date of filing would be issuable upon conversion of the Preferred Shares plus (B) 100% of the shares of Common Stock that would be issuable upon exercise of the Warrants in each case without regard to any limitation on the Purchaser's ability to convert or exercise such securities. The Company will use its best efforts to respond to any Commission comments on the registration statement within seven (7) business days of receipt. The Company shall use its best efforts to cause such Registration Statement to be declared effective as soon as practicable, and in any event within 90 days of filing. If the Registration Statement is not declared effective prior to the earliest of (x) 120 days after the Closing Date, in the event that the Registration Statement is not reviewed by the SEC,
                  (y) 140 days after the Closing Date, in the event that such review takes place or (z) within 4 Business Days of the SEC indicating it has no comments or no further comments, (the "EFFECTIVENESS DEADLINE"), then the provisions of Section 2(b)(i) below shall apply. The Company shall provide Holders and their legal counsel reasonable opportunity to review any such Registration Statement or amendment or supplement thereto prior to filing.

                           (ii) Prepare and file with the SEC such amendments
                  and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement in accordance with the intended methods of disposition by the seller thereof as set forth in the Registration Statement and notify the Holders of the filing and effectiveness of such Registration Statement and any amendments or supplements.

                           (iii) After the registration, furnish to each Holder
                  such numbers of copies of a current prospectus conforming with the requirements of the Act, copies of the Registration Statement, any amendment or supplement thereto and any documents incorporated by reference therein and such other documents as such Holder may reasonably require in order to facilitate the disposition of Registrable Securities owned by such Holder.

                           (iv) Use its best efforts to register and qualify the
                  securities covered by such Registration Statement under such other securities or "BLUE SKY" laws of all U.S. jurisdictions; PROVIDED that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.


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

                           (v) Notify each Holder promptly of the happening of
                  any event as a result of which the prospectus (including any supplements thereto or thereof and any information incorporated or deemed to be incorporated by reference therein) included in such Registration Statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, use its best efforts to promptly update and/or correct such prospectus.

                           (vi) Notify each Holder promptly of the issuance by
                  the Commission or any state securities commission or agency of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company shall use its best efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time.

                           (vii) Permit a single firm of counsel, designated as
                  Holders' counsel by the Holders of a majority of the Registrable Securities included in the Registration Statement, to review the Registration Statement and all amendments and supplements thereto within a reasonable period of time prior to each filing, and shall not file any document in a form to which such counsel reasonably objects; provided, however, that any delay in the filing to the extent due to such counsel's objection shall not be counted when determining the applicable remedies in Section 2(b) below.

                           (viii) Use its best efforts to list the Registrable
                  Securities covered by such Registration Statement with all securities exchange(s) and/or markets on which the Common Stock is then listed and prepare and file any required filings with the National Association of Securities Dealers, Inc. or any exchange or market where the Common Stock is then traded.

                           (ix) If applicable, take all steps necessary to
                  enable Holders to avail themselves of the prospectus delivery mechanism set forth in Rule 153 (or successor thereto) under the Act.

                           (x) Notify the Holders' counsel of receipt of any
                  comments from the SEC on the Registration Statement or of an SEC decision not to review the Registration Statement.

                  (b) Set forth below in this Section 2(b) are (I) events that may arise that the Purchasers consider will interfere with the full enjoyment of their rights under the Preferred Shares, Warrants, the Registrable Securities, the Purchase Agreement and this Agreement (the "INTERFERING EVENTS"), and (II) certain remedies applicable in each of these events.

                  Paragraphs (i) through (iv) of this Section 2(b) describe the Interfering Events, provide a remedy to the Purchasers if an Interfering Event occurs and provide that the Purchasers may require that the Company redeem outstanding Preferred Shares, Warrants, or Registrable Securities at a specified price if certain Interfering Events are not timely cured.

                  Paragraph (v) provides, INTER ALIA, that each Holder shall have the option as to whether it would like to receive any payment required as a remedy in the case of certain of the Interfering Events in cash or shares of Common Stock.

                  Paragraph (vi) provides, INTER ALIA, that if payments required as the remedy in the case of certain of the Interfering Events are not paid when due, the Company may be required by the Purchasers to redeem outstanding Preferred Shares, Warrants, or Registrable Securities at a specified price.

                  Paragraph (viii) provides, INTER ALIA, that the Purchasers have the right to specific performance.

         The preceding paragraphs in this Section 2(b) are meant to serve only as an introduction to this Section 2(b), are for convenience only, and are not to be considered in applying, construing or interpreting this Section 2(b).

                           (i) DELAY IN EFFECTIVENESS OF REGISTRATION STATEMENT.

                                    In the event that the Registration Statement
                           has not been declared effective by the Effectiveness Deadline, then the Conversion Price shall be reduced by 2% for the first 30 day period (or portion thereof) following the Effectiveness Deadline and an additional 1.5% for each succeeding 30-day period (or portion thereof) during which the Registration Statement has not been declared effective. (For example commencing with the 61st day following the Effectiveness Deadline if the Registration Statement is still not effective, the Conversion Price shall be reduced by 5% from what it would have been in the Certificate.) In the event that the Registration Statement has not been declared effective within 30 days of the Effectiveness Deadline, then each Holder shall, in addition, receive a Delay Payment for each 30-day period (or portion thereof) thereafter during which the Registration Statement has not been declared effective.

                           (ii) NO LISTING.


                                    (A) In the event that the Company fails,
                           refuses or is unable to cause the Registrable Securities covered by the Registration Statement to be listed with the applicable Approved Markets and each other securities exchange and market on which the Common Stock is then traded at all times during the period

                           ("Listing Period") commencing the earlier of the effective date of the Registration Statement or the 90th day following the Closing Date, and continuing thereafter for so long as the Preferred Shares or Warrants are outstanding, then the Company shall pay in cash or Common Stock, as provided in Section 2(b)(v), to each Holder a Delay Payment for each 30-day period (or portion thereof) during the Listing Period from and after such failure, refusal or inability to so list the Registrable Securities until the Registrable Securities are so listed.

                                    (B) In the event that shares of Common Stock
                           of the Company are delisted from the applicable Approved Markets at any time following the Closing Date and remain delisted for 5 consecutive business days, then at the option of each Holder and to the extent such Holder so elects, the Company shall on 5 business days notice pay in cash or Common Stock (as provided in Section 2(b)(v)) to such Holder a Delay Payment for each 30-day period (or portion thereof) that the shares are delisted; PROVIDED, however, that such Holder may revoke such request at any time prior to receipt of payment of such Delay Payments.

                           (iii) BLACKOUT PERIODS. In the event any Holder is
                  unable to sell Registrable Securities under the Registration Statement for more than (A) fourteen (14) consecutive days or
                  (B) an aggregate of forty-five (45) days in any 12 month period ("Suspension Grace Period"), including without limitation, any suspension or stop order with respect to the Registration Statement or the fact that an event has occurred as a result of which the prospectus (including any supplements thereto) included in such Registration Statement then in effect includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, or the number of shares of Common Stock covered by the Registration Statement is insufficient at such time to make such sales (a "Blackout"), then the Company shall pay in cash or Common Stock (as provided in Section 2(b)(v)) to each Holder its pro-rata portion of $100,000 for the first five-day period (or portion thereof) from and after the expiration of the Suspension Grace Period, during which a Blackout exists. Thereafter, if a Blackout exists, a Holder shall have the right but not the obligation, until the later of (A) the sixth month following the Suspension Grace Period or (B) one-year anniversary of the Closing Date (the "Blackout Redemption Period"), to elect to have the Company redeem its Preferred Shares, Warrants, Common Shares and Warrant Shares at the price equal to the Premium Redemption Price. Following the Blackout Redemption Period, if a Blackout exists, each Holder shall be entitled to its pro-rata portion of $100,000 for each 30-day period (or portion thereof) during which a Blackout exists.


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

                           (iv) CONVERSION OR EXERCISE DEFICIENCY; PREMIUM PRICE
                  REDEMPTION FOR CONVERSION OR EXERCISE DEFICIENCY. In the event that: (x) the Company does not have a sufficient number of Common Shares available to satisfy the Company's obligations to any Holder upon receipt of a Conversion Notice (as defined in the Certificate) or is otherwise unable or unwilling to issue such Common Shares in accordance with the terms of the Certificate and Article 5 of the Purchase Agreement for any reason after receipt of a Conversion Notice or is unable or unwilling to deliver the applicable number of Common Shares on a timely basis with respect to a Mandatory Conversion Notice (as defined in the Certificate) or on the Redemption Date (as defined in the Certificate) if a redemption is being effected in Common Shares or (y) the Company does not have a sufficient number of Warrant Shares available to satisfy the Company" obligations to any Holder upon receipt of a Notice of Exercise (as defined in the Warrants) or is otherwise unable or unwilling to issue such Warrant Shares in accordance with the terms of the Warrants and Article 5 of the Purchase Agreement for any reason after receipt of such Notice of Exercise, or is unable or unwilling to deliver the applicable number of Warrant Shares in accordance with the terms of the Warrant, following the issuance by the Company of an Issuer Notice (as defined in the Warrants), then:

                                    (A) The Company shall pay in cash or Common
                           Stock (as provided in Section 2(b)(v)) to each Holder a Delay Payment for each 30-day period (or portion thereof) that the Company fails or refuses to issue Common Shares in accordance with the terms of the Certificate and Article 5 of the Purchase Agreement, which Delay Payment shall not exceed the maximum percentage permitted by law; and

                                    (B) At any time (i) 5 days after the failure
                           of the Company to have a sufficient number of Common Shares reserved and available or (ii) 10 days after delivery of a written notice that the Company has failed to comply with the delivery requirements for Common Shares set forth above by any Holder (provided that such failure or failures shall, in the aggregate with respect to such notices, be with respect to the delivery of certificates representing at least 100,000 shares of Common Stock (as such number may be subsequently adjusted for stock splits, reverse splits, stock dividends, consolidations and reclassification)), at the request of such Holder pursuant to a redemption notice, the Company promptly
                           (1) shall purchase from such Holder, at a purchase price equal to the Premium Redemption Price, the number of Preferred Shares equal to such Holder's pro rata share of the Deficiency (as such term is defined below), if the failure to issue Common Shares results from the lack of a sufficient number thereof and (2) shall purchase all (or such portion as such Holder may elect) of such

                           Holder's Preferred Shares at such Premium Redemption Price if the failure to issue Common Shares in accordance with the Certificate and Article 5 of the Purchase Agreement results from any other cause. The "Deficiency" shall be equal to the aggregate Liquidation Preference of Preferred Shares that would not be able to be converted for Common Shares, due to an insufficient number of Common Shares available, if all the outstanding Preferred Shares were submitted for conversion at the Conversion Price set forth in the Preferred Shares as of the date such Deficiency is determined. Any request by a Holder pursuant to this paragraph (iv)(B) shall be revocable by that Holder at any time prior to its receipt of the Premium Redemption Price.

                                    (C) In the case of Warrant Exercises, at any
                           time: (i) five days after failure of the Company to have a sufficient number of Warrant Shares reserved and available or (ii) 10 days after delivery of a written notice by any Holder of the Company's failure to comply with the delivery requirements for Warrant Shares set forth above (provided that such failure or failures shall, in the aggregate with respect to such notices, be with respect to the delivery of certificates representing at least 100,000 shares of Common Stock (as such number may be adjusted for stock splits, reverse splits, stock dividends and reclassifications)), at the request of any Holder pursuant to a redemption notice, the Company promptly
                           (1) shall purchase from such Holder, at a purchase price equal to the Premium Redemption Price, the amount of Warrants equal to such Holder's pro rata share of the Warrant Deficiency (as such terms is defined below), if the failure to issue Warrant Shares results from lack of a sufficient number thereof and (2) shall purchase all (or such portion as such Holder may elect) of such Holder's Warrants at such Premium Redemption Price if the failure to issue Warrant Shares in accordance with the Warrants and Article 5 of the Purchase Agreement results from any other cause. The "Warrant Deficiency" shall be equal to the amount of Warrant Shares that would not be able to be exercised for Warrant Shares, due to an insufficient number of Warrant Shares available, if all the outstanding Warrants were submitted for conversion at the Conversion Price set forth in the Warrants as of the date of such Warrant Deficiency is determined. Any request by a Holder pursuant to this paragraph (iv)(C) shall be revocable by that Holder at any time prior to its receipt of the Premium Redemption Price.

                           (v) DELAY PAYMENT TERMS; STATUS OF UNPAID DELAY
                  PAYMENTS. All Delay Payments (which payments shall be pro rata on a per diem basis for any period of less than 30 days) required to be made in connection with the above provisions shall be paid at any time upon demand, for the partial or full calendar month occurring prior to that date. Such Delay

                  Payments shall be payable in cash or Common Stock, as determined by each Holder in its sole discretion. If the Holder elects to be paid in Common Stock, the Holder shall be entitled to that number of shares of Common Stock as shall equal to the amount of such Delay Payment multiplied by a fraction, the numerator of which is one and the denominator of which is equal to the average of the Fair Market Price for Shares of Common Stock for the three (3) business days prior to, but not including, the date upon which such payments are due. Unless the Company shall receive written notice to the contrary from the respective Holder, the Delay Payments shall be paid in cash. Until paid as required in this Agreement, Delay Payments shall be deemed added to, and a part of, the Liquidation Preference of a Holder's Preferred Shares.

                           (vi) PREMIUM PRICE REDEMPTION FOR DELAY PAYMENT
                  DEFAULTS. In the event that the Company fails or refuses to pay any Delay Payment provided for in the foregoing paragraphs
                  (ii) through (v) within 5 business days of delivery by a Holder of written Notice that such Delay Payments is due, at any Holder's request and option, the Company shall purchase all or a portion of the Preferred Shares, Warrants, Warrant Shares and Common Shares held by such Holder (with Delay Payments accruing through the date of such purchase), within five (5) days of such request, at a purchase price equal to the Premium Redemption Price (as defined above); PROVIDED that such Holder may revoke such request at any time prior to receipt of such payment of such purchase price. Until such time as the Company purchases such Preferred Shares at the request of such Holder pursuant to the preceding sentence, at any Holder's request and option the Company shall as to such Holder pay such amount by adding and including the amount of such Delay Payment to the Liquidation Preference of a Holder's Preferred Shares.

                           (vii) CUMULATIVE REMEDIES. Each Delay Payment
                  triggered by an Interfering Event provided for in the foregoing paragraphs (ii) through (v) shall be in addition to each other Delay Payment triggered by another Interfering Event; PROVIDED, however, that in no event shall the Company be obligated to pay to any Holder Delay Payments in an aggregate amount greater than one Delay Payment for any 30-day period (or portion thereof). Furthermore, a Holder may only require the Company to effect a redemption if the event triggering the right to redemption shall remain uncured at the time the notice of such redemption is given. The Delay Payments and mandatory redemptions provided for above are in addition to and not in lieu or limitation of any other rights the Holders may have at law, in equity or under the terms of the Certificate, the Purchase Agreement, the Warrants or this Agreement, including without limitation the right to specific performance. Each Holder shall be entitled to specific performance of any and all obligations of the Company in connection with the registration rights of the Holders hereunder.

                           (viii) CERTAIN ACKNOWLEDGMENTS. The Company
                  acknowledges that any failure, refusal or inability by the Company described in the foregoing paragraphs (i) through (iv) and paragraph (vi) will cause the Holders to suffer damages in an amount that will be difficult to ascertain, including without limitation damages resulting from the loss of liquidity in the Registrable Securities and the additional investment risk in holding the Registrable Securities. Accordingly, the parties agree that it is appropriate to include in this Agreement the foregoing provisions for Conversion and Exercise Price adjustments and the Delay Payments and mandatory redemptions in order to compensate the Holders for such damages. The parties acknowledge and agree that the Conversion and Exercise Price adjustments and the Delay Payments and mandatory redemptions set forth above represent the parties' good faith effort to quantify such damages and, as such, agree that the form and amount of such adjustments, Delay Payments and mandatory redemptions are reasonable and will not constitute a penalty. The parties agree that the provisions of this clause (viii) consist of certain acknowledgments and agreements concerning the remedies of the Holders set forth in clauses (i) through (vi) and paragraph (vii) of this paragraph; nothing in this clause
                  (viii) imposes any additional default payments and mandatory redemptions for violations under this Agreement.

                           (ix) LIMITATION ON REDEMPTIONS AND DELAY PAYMENTS.
                  Notwithstanding anything in the foregoing to the contrary, no Holder may effect any redemptions hereunder or be entitled to receive any Delay Payments after such time as (x) a Change of Control Transaction (as defined in the Certificate) shall have occurred and (y) no Preferred Shares shall be outstanding.

                  (c) The Company shall enter into such customary agreements for underwritten secondary offerings and take all such other reasonable actions reasonably requested by the Holders in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities. In the event that the offering in which the Registrable Securities are to be sold is deemed to be an underwritten offering or any Holder selling Registrable Securities is deemed to be an underwriter, the Company shall:

                           (i) make such representations and warranties to the
                  Holders, in form, substance and scope as are customarily made by issuers to underwriters in secondary offerings;

                           (ii) cause to be delivered to the sellers of
                  Registrable Securities, if any, opinions of independent counsel to the Company, on and dated as of the effective day (or in the case of an underwritten offering, dated the date of delivery of any Registrable Securities sold pursuant thereto) of the Registration Statement, and within ninety (90) days following the end of each fiscal year thereafter, which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Holders, and their counsel and covering, without limitation, such matters as the due authorization and issuance of the securities being registered and compliance with securities laws by the Company in connection with the authorization, issuance and registration thereof and other matters that are customarily given to underwriters in underwritten offerings, addressed to the Holders and each underwriter, if any.

                           (iii) cause to be delivered, immediately prior to the
                  effectiveness of the Registration Statement (and, in the case of an underwritten offering, at the time of delivery of any Registrable Securities sold pursuant thereto), and at the beginning of each fiscal year following a year during which the Company's independent certified public accountants shall have reviewed any of the Company's books or records, a "COMFORT" letter from the Company's independent certified public accountants addressed to the Holders, if any, stating that such accountants are independent public accountants within the meaning of the Securities Act and the applicable published rules and regulations thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by letters of the independent certified public accountants delivered in connection with secondary offerings; such accountants shall have undertaken in each such letter to update the same during each such fiscal year in which such books or records are being reviewed so that each such letter shall remain current, correct and complete throughout such fiscal year; and each such letter and update thereof, if any, shall be reasonably satisfactory to the Holders.

                           (iv) deliver such documents and certificates as may
                  be reasonably requested by the Holders of the Registrable Securities being sold, if any, to evidence compliance with clause (i) above and with any customary conditions contained in the underwriting agreement, if any; and

                           (v) deliver to the Holders on the effective day of
                  the Registration Statement, and at the beginning of each fiscal quarter thereafter, a certificate in form and substance as shall be reasonably satisfactory to the Holders, executed by an executive officer of the Company and to the effect that all the representations and warranties of the Company contained in the Purchase Agreement are still true and correct except as disclosed in such certificate; the Company shall, as to each such certificate delivered at the beginning of each fiscal quarter, update or cause to be updated each such certificate during such quarter so that it shall remain current, complete and correct throughout such quarter; and such updates received by the Holders during such quarter, if any, shall have been reasonably satisfactory to the Holders.

                  (d) The Company shall make available for inspection, upon reasonable written notice and during regular business hours, by the Holders, representative(s) of all the Holders together, and any attorney or accountant retained by any Holder, all financial and other records customary for purposes of the Holders' due diligence examination of the Company and review of any Registration Statement, all SEC Documents (as defined in the Purchase Agreement) filed subsequent to the Closing, pertinent corporate documents and properties of the Company, and use its reasonable best efforts to cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, attorney or accountant in connection with such Registration Statement, provided that such parties agree to keep such information confidential.

                  (e) The Company shall file a Registration Statement with respect to any newly authorized and/or reserved shares, with respect to its obligation to reserve or register Registrable Securities, within 30 days of any corporate action authorizing or reserving same and shall file a Registration Statement with respect to additional Registrable Securities within 30 days after such time as the existing Registration Statement ceases to cover all Registrable Securities and shall use its best efforts to cause, in either case, such Registration Statement to become effective within sixty (60) days of such corporate action or such occurrence, as the case may be. If the Holders become entitled, pursuant to an event described in the definition of Registrable Securities, to receive any securities in respect of Registrable Securities that were already included in a Registration Statement, subsequent to the date such Registration Statement is declared effective, and the Company is unable under the securities laws to add such securities to the then effective Registration Statement, the Company shall promptly file, in accordance with the procedures set forth herein, an additional Registration Statement with respect to such newly Registrable Securities. The Company shall use its best efforts to (i) cause any such additional Registration Statement, when filed, to become effective under the Securities Act, and (ii) keep such additional Registration Statement effective during the period described in Section 5 below. All of the registration rights and remedies under this Agreement shall apply to the registration of such newly reserved shares and such new Registrable Securities, including without limitation the remedy provisions contained in Section 2(b) herein.

         3. EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration, qualification or compliance with registration pursuant to this Agreement shall be borne by the Company, and all Selling Expenses of a Holder shall be borne by such Holder.

         4. REGISTRATION ON FORM S-3; OTHER FORMS. The Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms, or in the event that the Company is ineligible to use such form, such form as the Company is eligible to use under the Securities Act.

         5. REGISTRATION PERIOD. In the case of the registration effected by the Company pursuant to this Agreement, the Company will use its best efforts to keep such registration effective until the later of (i) such time as sales are permitted of all Registrable Securities without registration under Rule 144(k) and (ii) such time as no Warrants or Preferred Shares remain outstanding.

         6. INDEMNIFICATION.

                  (a) THE COMPANY INDEMNITY. The Company will indemnify each Holder, each of its officers, directors and partners, and each person controlling each Holder, within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls, within the meaning of
Section 15 of the Securities Act and the rules and regulations thereunder, any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances when made, not misleading, or any violation by the Company of the Securities Act or any state securities law or in either case, any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to a Holder to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or the underwriter (if any) therefor and stated to be specifically for use therein. The indemnity agreement contained in this Section 6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent will not be unreasonably withheld).

                  (b) HOLDER INDEMNITY. Each Holder will, severally and not jointly, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors, officers, partners, and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, each other Holder (if any), and each of their officers, directors and partners, and each person controlling such other Holder(s), against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, and will reimburse the Company and such other Holder(s) and their directors, officers and partners, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein, and provided that the maximum amount for which such Holder shall be liable under this indemnity shall not exceed the net proceeds received by such Holder from the sale of the Registrable Securities. The indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld).

                  (c) PROCEDURE. Each party entitled to indemnification under this Section 6 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim in any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Article except to the extent that the Indemnifying Party is materially and adversely affected by such failure to provide notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

         7. CONTRIBUTION. If the indemnification provided for in Section 6 herein is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein (other than by reason of the exceptions provided therein), then each such Indemnifying Party, in lieu of indemnifying each of such Indemnified Parties, shall contribute to the amount paid or payable by each such Indemnified Party as a result of such losses, claims, damages or liabilities as between the Company on the one hand and any Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of such Holder in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of any Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by such Holder.

         In no event shall the obligation of any Indemnifying Party to contribute under this Section 7 exceed the amount that such Indemnifying Party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 6(a) or 6(b) hereof had been available under the circumstances.

         The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Holders or the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraphs. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraphs shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this section, no Holder or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of any Holder, the net proceeds received by such Holder from the sale of Registrable Securities or (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that such Holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         8. SURVIVAL. The indemnity and contribution agreements contained in Sections 6 and 7 and the representations and warranties of the Company referred to in Section 2(d)(i) shall remain operative and in full force and effect regardless of (i) any termination of this Agreement or the Purchase Agreement or any underwriting agreement, (ii) any investigation made by or on behalf of any Indemnified Party or by or on behalf of the Company, and (iii) the consummation of the sale or successive resales of the Registrable Securities.

         9. INFORMATION BY HOLDERS. Each Holder shall reasonably promptly furnish to the Company such information regarding such Holder and the distribution and/or sale proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement. The intended method or methods of disposition and/or sale (Plan of Distribution) of such securities as so provided by such Purchaser shall be included without alteration in the Registration Statement covering the Registrable Securities and shall not be changed without written consent of such Holder, except that such Holder may not require an intended method of disposition which violates applicable securities law.

         10. NASDAQ LIMIT ON STOCK ISSUANCES. This Agreement is subject to
Section 3.12 of the Purchase Agreement.

         11. REPLACEMENT CERTIFICATES. The certificate(s) representing the Common Shares held by the Purchaser (or then Holder) may be exchanged by the Purchaser (or such Holder) at any time and from time to time for certificates with different denominations representing an equal aggregate number of Common Shares, as reasonably requested by the Purchaser (or such Holder) upon surrendering the same. No service charge will be made for such registration or transfer or exchange.

         12. TRANSFER OR ASSIGNMENT. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The rights granted to the Purchasers by the Company under this Agreement to cause the Company to register Registrable Securities may be transferred or assigned (in whole or in part) to a transferee or assignee of Preferred Shares, Warrants or Registrable Securities, and all other rights granted to the Purchasers by the Company hereunder may be transferred or assigned to any transferee or assignee of any Preferred Shares, Warrants or Registrable Securities; provided in each case that: the Company must be given written notice by the such Purchaser at the time of or within a reasonable time after said transfer or assignment, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned; and FURTHER PROVIDED that the transferee or assignee of such rights agrees in writing to be bound by the provisions of this Agreement.

         13. MISCELLANEOUS.

                  (a) REMEDIES. The Company and the Purchasers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

                  (b) JURISDICTION. THE COMPANY AND EACH OF THE PURCHASERS (I) HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT, THE NEW YORK STATE COURTS AND OTHER COURTS OF THE UNITED STATES SITTING IN NEW YORK COUNTY, NEW YORK FOR THE PURPOSES OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND (II) HEREBY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUCH SUIT ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURT, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER. THE COMPANY AND EACH OF THE PURCHASERS CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL

CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING IN THIS PARAGRAPH SHALL AFFECT OR LIMIT ANY RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

                  (c) NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing by facsimile, mail or personal delivery and shall be effective upon actual receipt of such notice. The addresses for such communications shall be:

                  to the Company:

                                One Wayside Road
                                Burlington, Massachusetts 01803
                                Phone:      (781) 359-3000
                                Facsimile:  (781) 359-8111
                                Attention:  President

                  with copies to:

                                Hale and Dorr LLP
                                60 State Street
                                Boston, Massachusetts 02109
                                Phone:      (617) 526-6000
                                Facsimile:  (617) 526-5000
                                Attention:  John Chory

                  to the Purchasers:

                                c/o The Palladin Group, L.P.
                                195 Maplewood Avenue
                                Maplewood, New Jersey 07040
                                Phone:      (973) 313-6400
                                Fax:(973) 313-6494
                                Attention:  Maurice Hryshko

                  with copies to:

                                Kleinberg, Kaplan, Wolff & Cohen, P.C.
                                551 Fifth Avenue, 18th Floor
                                New York, New York 10176
                                Attention:     Lawrence D. Hui, Esq.
                                Phone:         (212) 986-6000
                                Facsimile:     (212) 986-8866

         Any party hereto may from time to time change its address for notices by giving at least 10 days' written notice of such changed address to the other parties hereto.

                  (d) WAIVERS. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter. The representations and warranties and the agreements and covenants of the Company and each Purchaser contained herein shall survive the Closing.

                  (e) EXECUTION. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement, it being understood that all parties need not sign the same counterpart.

                  (f) PUBLICITY. The Company agrees that it will not disclose, and will not include in any public announcement, the name of any Purchaser without its express written approval, unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement. The Company agrees to deliver a copy of any public announcement regarding the matters covered by this Agreement or any agreement or document executed herewith to each Purchaser and any public announcement including the name of an Purchaser to such Purchaser, prior to the publication of such announcements; provided, however, that the foregoing requirement shall be deemed satisfied if the Purchasers shall have had the opportunity to review the first detailed description of such matters.

                  (g) NO PIGGYBACK ON REGISTRATION. Except as set forth on
Schedule 3.17 to the Purchase Agreement, neither the Company nor any of its security holders (and other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities, and the Company shall not after the date hereof enter into any agreement providing any such right to any of its security holders.

                  (h) ENTIRE AGREEMENT. This Agreement, together with the Purchase Agreement, the Certificate, the Warrants and the agreements and documents contemplated hereby and thereby, contains the entire understanding and agreement of the parties, and may not be modified or terminated except by a written agreement signed by both parties.

                  (i) GOVERNING LAW. THIS AGREEMENT AND THE VALIDITY AND PERFORMANCE OF THE TERMS HEREOF SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED ENTIRELY IN SUCH STATE.

                  (j) SEVERABILITY. The parties acknowledge and agree that the Purchasers are not agents, affiliates or partners of each other, that all representations, warranties, covenants and agreements of the Purchasers hereunder are several and not joint, that no Purchaser shall have any responsibility or liability for the representations, warrants, agreements, acts or omissions of any other Purchaser, and that any rights granted to "PURCHASERS" hereunder shall be enforceable by each Purchaser hereunder.

                  (k) JURY TRIAL. EACH PARTY HERETO WAIVES THE RIGHT TO A TRIAL BY JURY.

                  (l) TITLES. The titles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  (m) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of at least a majority of the then issued or issuable Registrable Securities; PROVIDED, HOWEVER, that, for the purposes of this sentence, Registrable Securities that are owned, directly or indirectly.

                             SIGNATURE PAGE FOLLOWS

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                           OPEN MARKET, INC.


                                           By: /s/ Edward Durkin
                                              ---------------------------------
                                              Name: Edward Durkin
                                              Title: Chief Financial Officer


                                           PURCHASERS:


                                           HALIFAX FUND, L.P.


                                           By: /s/ Maurice Hryshko
                                              ---------------------------------
                                              Name: Maurice Hryshko
                                              Title: Counsel
                                                     The Palladin Group, L.P.,
                                                     as Investment Adviser


                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                                   SCHEDULE I


PURCHASER

    Halifax Fund, L.P.
c/o The Palladin Group, L.P.
    195 Maplewood Avenue
    Maplewood, New Jersey 07040